UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 1, 2017

30DC, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-30999	16-1675285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(212) 962-4400

Registrant's telephone number, including area code

____________________________________

 (Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

MaloneBailey, LLP ("MaloneBailey"), the independent registered public accounting firm for 30DC, Inc. ("the Company") resigned on June 1, 2017, and was concurrently accepted by the Company's Board of Directors.

No audit committee exists, other than the members of the Board of Directors.

MaloneBailey's reports on the Company's financial statements for the fiscal years ended June 30, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting practices. MaloneBailey's report on the Company's financial statements for the fiscal years ended June 30, 2015 and 2014 contained an explanatory paragraph indicating that there was a substantial doubt as to the Company's ability to continue as a going concern.

The Company and MaloneBailey have not, during MaloneBailey's audit of the financial statements for the fiscal years ended June 30, 2015 and 2014 or through the date of this 8-K, had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter in its reports for such years; and there were no "reportable events" as the term is described in Item 304(a)(1)(v) of Regulation S-K.  In relation to the audit of the financial statements, MaloneBailey informed the Company of its observations of a material weakness in internal control over financial reporting.

The Company has provided MaloneBailey with a copy of the above disclosures and has requested MaloneBailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of such letter dated June 8, 2017 is filed as exhibit 16.1 to this Current Report on Form 8-K.

SECTION 9  - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
16.1	MaloneBailey, LLP letter dated June 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

30DC, INC.

By: /s/ Theodore A. Greenberg

Theodore A. Greenberg,

Chief Financial Officer

Date: June 8, 2017